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       Important Notice Regarding Change in Principal Investment Strategy

                            BNY HAMILTON FUNDS, INC.
                  Prospectus Supplement dated November 2, 2004
                       To Prospectus dated April 27, 2004

       Important news for shareholders of BNY Hamilton Equity Income Fund

The Board of Directors of BNY Hamilton Equity Income Fund (the "Fund"), a series of BNY Hamilton Funds, Inc., has unanimously approved a change to the Fund's investment objective and determined that this change should be submitted to shareholders of the Fund for their approval. Information about the proposal to change the Fund's investment objective is contained in definitive proxy materials filed with the Securities and Exchange Commission and to be mailed to shareholders on or about November 8, 2004. If the proposed change to the investment objective is approved by shareholders, the Fund's principal investment strategy would be revised to include:

"Under normal circumstances, the Fund will invest at least 80% of its Assets in equity securities of large-capitalization issuers and will maintain a weighted market capitalization of at least $5 billion. 'Assets' means net assets plus the amount of borrowings for investment purposes."

This change in principal investment strategy will not be effected unless and until shareholders approve the proposed change to the Fund's investment objective, which is currently scheduled to be considered at a shareholder meeting on December 9, 2004, and will take effect no earlier than January 3, 2005.